Exhibit 99.6

Dear Colleagues,

I am pleased to share with you some very important news for our entire company. Today we announced an agreement to combine Rowan and Ensco to create a stronger offshore drilling company. A copy of the press release issued this morning can be found on our website at www.rowan.com.

The combination of Rowan and Ensco is structured as a merger of equals. Rowan is not being sold. Upon closing, I will serve as President and Chief Executive Officer, and Ensco’s CEO and President Carl Trowell will be Executive Chairman of the combined company. The company will have a small headquarters in London and will maintain a significant corporate office in Houston, as well as in regional shore-bases.

Together with Ensco, we will leverage our operational leadership, world-class capabilities and talented workforce to further differentiate our services and improve performance for our customers. We will be positioned with one of the largest, youngest and most versatile fleets in our industry. The combined company will have 82 marketed rigs, including some of the highest specification floaters and jack-ups across the industry. Geographically, the combined company will have the broadest rig offering with current operations spanning six continents in almost every major deep- and shallow-water basin around the world.

The combined company will have a strong financial position, with an estimated consolidated revenue backlog of $2.7 billion. As a larger company, we will improve our ability to capitalize on a recovery for offshore drilling services, while maintaining the financial wherewithal to see us through what is still a challenging environment.

We expect the transaction to close by the end of the first half of 2019, subject to several closing conditions and approvals. Until the closing date, Rowan and Ensco will continue to operate as independent companies. Today’s announcement will have no impact on our day-to-day operations, and I need you to maintain your focus on your jobs and our important offshore operations.

I have no doubt that many of you will have questions and concerns about this proposed transaction. To help answer those questions, we have prepared the attached Employee FAQs, which have also been posted on the homepage of DrillNet and Rig Home. Additionally, we will be hosting several meetings and calls today and tomorrow to discuss the combination and answer any questions that you may have:

Today - Monday, October 8, 2018 (CDT Houston time)

1:00 p.m. Town hall in Houston

2:30 p.m. Operational and Regional Conference Call

Tomorrow - Tuesday, October 9, 2018 (CDT Houston time)

7:00 a.m. Operational and Regional Conference Call

You are welcome to submit questions by clicking here.

This announcement will likely lead to increased external interest in Rowan, and it is important that Rowan speaks with one voice. If you receive an inquiry from the media or members of the investment community, please direct the call to Son Vann at +1-713-960-7655. Additionally, if you have any questions, please do not hesitate to reach out to your manager.

The key to the success of our business has been — and will continue to be — you, our valued team. I would also ask you to be patient over the next several months as we work through and communicate the plan. I want to thank all of you for your continued dedication and focus on safe, efficient and reliable operations.

Sincerely,

Tom Burke

Forward-Looking Statements

Statements included in this document regarding the proposed transaction, benefits, expected synergies and other expense savings and operational and administrative efficiencies, opportunities, timing, expense and effects of the transaction, financial performance, accretion to discounted cash flows, revenue growth, future dividend levels, credit ratings or other attributes of Ensco plc (“Ensco”) following the completion of the transaction and other statements that are not historical facts, are forward-looking statements (including within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended, and Section 27A of the Securities Act of 1933, as amended (the “Securities Act”)). Forward-looking statements include words or phrases such as “anticipate,’ “believe,” “contemplate,” “estimate,” “expect,” “intend,” “plan,” “project,” “could,” “may,” “might,” “should,” “will” and words and phrases of similar import. These statements involve risks and uncertainties including, but not limited to, actions by regulatory authorities, rating agencies or other third parties, actions by the respective companies’ security holders, costs and difficulties related to integration of Rowan Companies plc (“Rowan”), delays, costs and difficulties related to the transaction, market conditions, and Ensco’s financial results and performance following the completion of the transaction, satisfaction of closing conditions, ability to repay debt and timing thereof, availability and terms of any financing and other factors detailed in the risk factors section and elsewhere in Ensco’s and Rowan’s Annual Report on Form 10-K for the year ended December 31, 2017 and their respective other filings with the Securities and Exchange Commission (the “SEC”), which are available on the SEC’s website at www.sec.gov. Should one or more of these risks or uncertainties materialize (or the other consequences of such a development worsen), or should underlying assumptions prove incorrect, actual outcomes may vary materially from those forecasted or expected. All information in this document is as of today. Except as required by law, both Ensco and Rowan disclaim any intention or obligation to update publicly or revise such statements, whether as a result of new information, future events or otherwise.

Important Additional Information Regarding the Transaction Will Be Filed With the SEC

In connection with the proposed transaction, Ensco and Rowan will file a joint proxy statement on Schedule 14A with the SEC. To the extent Ensco effects the proposed transaction as a court-sanctioned scheme of arrangement between Rowan and Rowan’s shareholders under the UK Companies Act of 2006, as amended, the issuance of Ensco’s ordinary shares in the proposed transaction would not be expected to require registration under the Securities Act, pursuant to an exemption provided by Section 3(a)(10) under the Securities Act. In the event that Ensco determines, with Rowan’s consent, to structure the transaction as an offer or otherwise in a manner that is not exempt from the registration requirements of the Securities Act, Ensco will file a registration statement with the SEC containing a prospectus with respect to Ensco’s ordinary shares that would be issued in the proposed transaction. INVESTORS AND SECURITY HOLDERS OF ROWAN ARE ADVISED TO CAREFULLY READ THE JOINT PROXY STATEMENT AND ANY REGISTRATION STATEMENT/PROSPECTUS (INCLUDING ALL AMENDMENTS AND SUPPLEMENTS THERETO) WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE TRANSACTION, THE PARTIES TO THE TRANSACTION AND THE RISKS ASSOCIATED WITH THE TRANSACTION. A definitive joint proxy statement and any registration statement/prospectus, as applicable, will be sent to security holders of Rowan in connection with Rowan’s shareholder meetings. Investors and security holders may obtain a free copy of the joint proxy statement (when available), any registration statement/prospectus, and other relevant documents filed by Rowan with the SEC from the SEC's website at www.sec.gov. Security holders and other interested parties will also be able to obtain, without charge, a copy of the joint proxy statement, any registration statement/prospectus, and other relevant documents (when available) by directing a request by mail or telephone to Investor Relations, Rowan Companies plc, 2800 Post Oak Boulevard, Suite 5450, Houston, Texas 77056, telephone 713-621-7800. Copies of the documents filed by Rowan with the SEC will be available free of charge on Rowan’s website at www.rowan.com/investor-relations.

Participants in the Solicitation

Rowan and its directors, executive officers and certain other members of management may be deemed to be participants in the solicitation of proxies from its security holders with respect to the transaction. Information about these persons is set forth in Rowan’s proxy statement relating to its 2018 General Meeting of Shareholders, as filed with the SEC on April 3, 2018 and subsequent statements of changes in beneficial ownership on file with the SEC. Security holders and investors may obtain additional information regarding the interests of such persons, which may be different than those of Rowan’s' security holders generally, by reading the joint proxy statement, any registration statement and other relevant documents regarding the transaction, which will be filed with the SEC.

No Offer or Solicitation

This document is not intended to and does not constitute an offer to sell or the solicitation of an offer to subscribe for or buy or an invitation to purchase or subscribe for any securities or the solicitation of any vote in any jurisdiction pursuant to the proposed transaction or otherwise, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law. Subject to certain exceptions to be approved by the relevant regulators or certain facts to be ascertained, the public offer will not be made directly or indirectly, in or into any jurisdiction where to do so would constitute a violation of the laws of such jurisdiction, or by use of the mails or by any means or instrumentality (including without limitation, facsimile transmission, telephone and the internet) of interstate or foreign commerce, or any facility of a national securities exchange, of any such jurisdiction.

Service of Process

Rowan is incorporated under the laws of England and Wales. In addition, some officers and directors reside outside the United States, and some or all of its assets are or may be located in jurisdictions outside the United States. Therefore, investors may have difficulty effecting service of process within the United States upon those persons or recovering against Rowan or its officers or directors on judgments of United States courts, including judgments based upon the civil liability provisions of the United States federal securities laws. It may not be possible to sue Rowan or its officers or directors in a non-U.S. court for violations of the U.S. securities laws.